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                                                                 EXHIBIT 99.2

                             SUBSCRIPTION AGREEMENT

                                     between

                             JENCO ACQUISITION, INC.

                                       and

                                 JERRY D. JORDAN

                                      dated

                                  May 24, 1996
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                                TABLE OF CONTENTS

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                                                                                                      PAGE
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
         ARTICLE I                                                                                      1
                  CERTAIN TERMS                                                                         1

                           1.1      Certain Terms                                                       1

         ARTICLE II                                                                                     1
                  TENDER OF COMPANY COMMON STOCK                                                        1

                           2.1      Contribution of Company Common Stock                                1

         ARTICLE III                                                                                    2
                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                  MANAGEMENT INVESTOR                                                                   2

                           3.1      Company Common Stock                                                2
                           3.2      Power and Authority; Enforceability                                 2
                           3.3      Shareholders Agreement                                              2
                           3.4      Investment Representations                                          2
                           3.5      Additional Representations                                          3
                           3.6      Equity Contribution and Financing; Sale of Clinton Gas Systems,
                                    Inc                                                                 3
                           3.7      Fees                                                                4

         ARTICLE IV                                                                                     4
                  MISCELLANEOUS                                                                         4

                           4.1      Amendment; Waivers                                                  4
                           4.2      Assignment                                                          4
                           4.3      Notices                                                             4
                           4.4      Counterparts                                                        5
                           4.5      Headings                                                            5
                           4.6      Choice of Law                                                       5
                           4.7      Entire Agreement                                                    6
                           4.8      Cumulative Rights                                                   6
                           4.9      No Partnership                                                      6
                           4.10     Number; Without Limitation                                          6
                           4.11     Severability                                                        6
                           4.12     Third Person                                                        6
                           4.13     Arbitration                                                         6
                           4.14     Termination                                                         7
                           4.15     Construction                                                        7

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                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of May 24, 1996, between Jenco Acquisition, Inc., an Ohio corporation ("Sub"), and Jerry D. Jordan (the "Management Investor").

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution and delivery of this Agreement, Sub, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Clinton Gas Systems, Inc., an Ohio corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger").

         WHEREAS, the Management Investor is the owner and holder of shares of Company Common Stock (as defined in the Merger Agreement).

         WHEREAS, the Management Investor desires to (a) contribute to Sub certain of the shares of Company Common Stock owned by the Management Investor and (b) to enter into this Agreement, pursuant to which the Management Investor will agree to contribute to Sub shares of Company Common Stock in exchange for shares of common stock of Sub ("Sub Common Stock"), which Sub Common Stock will be converted, pursuant to the Merger, into common stock of the corporation surviving in the Merger (the "Surviving Corporation").

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                  CERTAIN TERMS

         1.1 CERTAIN TERMS. Capitalized terms used but not defined herein shall have the meanings given such terms in the Merger Agreement.

                                   ARTICLE II

                         TENDER OF COMPANY COMMON STOCK

         2.1 CONTRIBUTION OF COMPANY COMMON STOCK. The Management Investor hereby agrees to contribute to Sub 148,150 shares of the Company Common Stock owned by the Management Investor (the "Shares"). Subject to the satisfaction of the conditions to the obligations of the parties to the Merger Agreement to effect the Merger or the

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waiver thereof by the applicable parties to the Merger Agreement in accordance therewith, such Company Common Stock shall be deemed to be contributed to Sub effective immediately prior to the Effective Time. At the Closing, and effective immediately prior to the Effective Time, Sub shall issue 1,000 shares of Sub Common Stock to the Management Investor in consideration for such Company Common Stock.

                                   ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                        COVENANTS OF MANAGEMENT INVESTOR

         3.1 COMPANY COMMON STOCK. The Management Investor hereby represents and warrants to Sub that (a) the Shares are held of record by the Management Investor, are fully paid and nonassessable, and, at the time same are contributed to Sub hereunder, will be owned by the Management Investor free and clear of all encumbrances, and (b) the Management Investor has not appointed or granted any proxy or power of attorney or entered into any voting agreement with respect to the Shares. The Management Investor shall not sell, assign, transfer, pledge, hypothecate, encumber, or otherwise dispose of, or appoint or grant any proxy or power of attorney or enter into any voting agreement with respect to, any of the Shares at any time prior to the Effective Time.

         3.2 POWER AND AUTHORITY; ENFORCEABILITY. The Management Investor hereby represents and warrants to Sub that (a) he has all necessary power and authority, and the legal capacity, to execute and deliver this Agreement, to perform his obligations hereunder, and to consummate the transactions contemplated hereby and (b) this Agreement has been duly and validly executed and delivered by the Management Investor and constitutes the binding obligation thereof, enforceable against the Management Investor in accordance with its terms.

         3.3 SHAREHOLDERS AGREEMENT. Concurrently with the execution hereof, the Management Investor and his spouse have executed the Shareholders Agreement dated as of the date hereof between Sub and the Management Investor (the "Shareholders Agreement"). The Management Investor agrees and acknowledges that the Sub Common Stock being subscribed to hereunder by the Management Investor and the common stock of the Surviving Company issued in exchange therefor (collectively, the "Acquired Securities") are in each case subject to the terms of the Shareholders Agreement.

         3.4 INVESTMENT REPRESENTATIONS. The Management Investor represents and warrants to Sub that (a) he is acquiring the Acquired Securities being acquired hereunder without a view to the distribution thereof except as permitted by the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder (the "Act"), (b) he has been advised that the Sub Common Stock has not been and the other Acquired Securities will not be registered under the Act, the Acquired Securities must be held indefinitely and the Management Investor must continue to bear the economic risk of the investment in the Acquired Securities unless they are subsequently registered under the Act or an exemption from such registration is available, and no public market for the

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Acquired Securities can be anticipated, (c) he is familiar with the business and financial condition, properties, operations and prospects of Sub and the Company and the terms and the effects of the Merger, (d) he has been given the opportunity to obtain any information or documents and to ask questions and receive answers about Sub and the Company and the business and prospects of Sub and the Company that he deems necessary to evaluate the merits and risks related to his investment in the Acquired Securities, including, without limitation, information, documents, questions and answers related to the Merger, and no representations concerning such matters or any other matters have been made to the Management Investor, (e) his financial condition is such that he can afford to bear the economic risk of holding the unregistered Acquired Securities for an indefinite period of time and he has adequate means for providing for his current needs and personal contingencies, and (f) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Acquired Securities as contemplated by this Agreement.

         3.5 ADDITIONAL REPRESENTATIONS. The Management Investor hereby represents and warrants to Sub that he has been represented by counsel in connection with the negotiation of this Agreement and his execution and delivery of this Agreement and that he has discussed with his counsel the legal effect of this Agreement and the rights and obligations arising hereunder. The Management Investor hereby acknowledges that neither Sub nor any other party to the Merger Agreement nor any of their affiliates or advisors has made any representation or warranty to the Management Investor concerning the tax effects of the transactions contemplated by this Agreement.

         3.6 EQUITY CONTRIBUTION AND FINANCING; SALE OF CLINTON GAS SYSTEMS, INC. (a) The Management Investor acknowledges that, subject to the consummation of the Merger, (i) JEDI will make a capital contribution to Sub at or prior to the Effective Time in the amount of $31,354,000 in consideration for 31,354 shares of Sub Common Stock that immediately after the Effective Time will represent approximately 97% of the outstanding common stock of the Surviving Corporation on a fully diluted basis and (ii) that other than the capital contributions referred to in (i) of this Section 3.6(a), JEDI has no obligation at any time prior to or after the Effective Time to contribute capital to, lend funds to, or otherwise invest any sums in Sub, the Company, or the Surviving Corporation except to the extent otherwise provided in the Merger Agreement.

         (b) The Management Investor acknowledges that (i) subject to the consummation of the Merger, either (A) immediately prior to the Effective Time the Company, or (B) following the Effective Time the Surviving Corporation, as the case may be, may sell Clinton Gas Marketing, Inc. and any associated assets constituting the natural gas management and natural gas supply businesses of the Company ("CGM") to an affiliate of Enron Corp. for an aggregate purchase price of up to $6,000,000, (ii) the Surviving Corporation shall have no ongoing interest in CGM and, accordingly, the holders of the common stock of the Surviving Company will not share in any future earnings or capital appreciation of CGM, and (iii) the Management Investor has considered these factors, including the amount of the purchase price to be paid for CGM, in making his decision to execute and deliver this Agreement and to acquire the Sub Common Stock pursuant hereto.

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         3.7 FEES. The Management Investor hereby acknowledges and agrees that, subject to and after the consummation of the Merger and the Company's receipt of all of the amounts specified in Section 3.6, Sub has agreed to pay to ECT Securities Corp., an indirect wholly-owned subsidiary of Enron Corp., a transaction fee in the amount of up to $1.1 million in connection with the Merger (based on capital contributions of not less than $31,355,000 by JEDI).

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 AMENDMENT; WAIVERS. This Agreement may only be altered, supplemented, amended or waived by the written consent of Sub and the Management Investor; provided, however, that (A) either party hereto may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by the other party hereto and (B) either party hereto may (without the consent of any other Person) waive, in writing, any right it has hereunder. Any waiver permitted hereunder may be made prospectively or retroactively.

         4.2 ASSIGNMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted successors and assigns; provided, however, that neither party hereto shall have the right to assign this Agreement without the consent of the other party hereto; and provided further that this Agreement will terminate if the Management Investor dies or becomes permanently disabled prior to the Effective Time, any Company Common Stock contributed to Sub by the Management Investor hereunder shall be returned to the Management Investor or, if applicable, the legal representative of the Management Investor, and neither Sub nor the Management Investor nor, if applicable, any of the heirs, successors, or legal representatives of the Management Investor shall have any further obligations to one another hereunder.

         4.3 NOTICES. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as any party hereto may specify for itself by Notice given in accordance with this
Section 4.3):

Sub:                   c/o Enron Corp.
                       1400 Smith
                       Houston, Texas  77002
                       Attention: Brenda McGee, Specialist
                       Telecopy No. 713-646-3602
                       Telephone No. 713-853-5259


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          with a copy to:

                        Enron Corp.
                        1400 Smith
                        Houston, Texas  77002
                        Attention:  W. Craig Childers
                                    W. Lance Schuler
                        Telecopy No. 713-646-3393

Management Investor:    Mr. Jerry D. Jordan
                        Chairman of the Board and Chief Executive Officer
                        Clinton Gas Systems, Inc.
                        4770 Indianola Avenue
                        Columbia, Ohio 43214
                        Telecopy No. 614/888-6287

          with a copy to:

                        Alec Wightman
                        Baker & Hostetler
                        65 East State Street, Suite 2100
                        Columbus, Ohio 43215-4260
                        Telecopy No. 614/462-2616

All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

         4.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which counterparts shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

         4.5 HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

         4.6 CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Ohio without regard to the principles of conflicts of laws thereof.

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         4.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

         4.8 CUMULATIVE RIGHTS. The rights of the parties hereto under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

         4.9 NO PARTNERSHIP. No term or provision of this Agreement shall be construed to establish any relationship of partnership, agency or joint venture among the parties hereto.

         4.10 NUMBER; WITHOUT LIMITATION. Pronouns, wherever used in this Agreement, shall include Persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation."

         4.11 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which approximates as nearly as possible that of the invalid, illegal or unenforceable provisions.

         4.12 THIRD PERSON. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person not a party hereto any rights or remedies under or by reason of this Agreement.

         4.13 ARBITRATION. Any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Houston, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by

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
any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances, regardless of whether such damages may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to any Person instituting a Claim under this Agreement, such Person shall provide to the other party hereto a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

         4.14 TERMINATION. If the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate and the parties hereto shall have no further obligations to any other party hereunder; provided, however that Sub shall return to the Management Investor any Company Common Stock tendered to it hereunder.

         4.15 CONSTRUCTION. The Management Investor and the Sub have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Management Investor and the Company, as the successor to the Sub, and no presumption or burden of proof shall arise favoring or disfavoring the Management Investor or the Company by virtue of the authorship of any of the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       JENCO ACQUISITION, INC.

                                       By:
                                            W. Craig Childers
                                            Vice President

                                       MANAGEMENT INVESTOR:

                                            Jerry D. Jordan, Individually



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